UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2018

Midstates Petroleum Company, Inc.

(Exact name of registrant specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 947-8550

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Buyback Equalization Program

On December 21, 2018, the Board of Directors (the “Board”) of Midstates Petroleum Company, Inc. (the “Company”), approved the adoption of a stock buyback equalization program (the “Equalization Program”) in order to further align the interests of the Company’s employees and directors that hold outstanding equity awards with that of the Company’s shareholders in the event the Company effectuates a tender offer or extraordinary share repurchase program. The Equalization Program would allow for the Company’s employees that hold outstanding equity awards, including the Company’s named executive officers, to effectively participate in any tender program or extraordinary share repurchase with their Restricted Stock Units (“RSUs”), Performance Share Units (“PSUs”) and any RSUs that were deferred by the Company’s directors under the Director Deferred Compensation Plan (“Deferred Shares”, and collectively with the RSUs and PSUs, the “Incentive Equity Awards”), as applicable, with the number of units and/or shares available to participate in the Equalization Program being proportionate to the number of shares bought back through the tender offer or extraordinary share repurchase program by the Company from its shareholders. Should a holder of Incentive Equity Awards choose to participate in the Equalization Program, the award agreements governing such Incentive Equity Awards, as applicable, will be amended to settle a portion of the shares subject to the applicable Incentive Equity Award into an amount in cash equal to the cash purchase price paid by the Company in the applicable tender offer or extraordinary share repurchases, with the number of shares so converted equal to the percentage of the Company’s common shares purchased from the Company’s common shareholders in the tender offer or extraordinary share repurchase. Holders of the unvested or deferred Incentive Equity Awards that elect to participate in the Equalization Program will realize such election through the cash settlement of the awards upon the vesting or lapse of the award’s deferral conditions.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: December 27, 2018
	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President - General Counsel & Corporate Secretary

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